EXHIBIT 10.13

THIRD AMENDED AND RESTATED PLEDGE
AND SECURITY AGREEMENT

Dated as of July 16, 2008

between

WORLD OMNI LT,
as Borrower,

and

AL HOLDING CORP.,
as Closed-End Collateral Agent

Security Agreement

Table of Contents

		Page

ARTICLE I.

USAGE DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1	Usage Definitions and Incorporation By Reference	2

ARTICLE II.

COLLATERAL

Section 2.1	Grant of Security Interest	2
Section 2.2	Security for Secured Obligations	3
Section 2.3	Agreement to Perform	4
Section 2.4	Authorization to File	4
Section 2.5	Continuing Security Interest; Transfer of Notes	4
Section 2.6	Transfer of Secured Party Rights	5
Section 2.7	Security Interest Absolute	5
ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Section 3.1	Basic Representations and Warranties of the Borrower	6

ARTICLE IV.

COVENANTS

Section 4.1	Protect Collateral; Further Assurances, etc.	7
Section 4.2	Continuous Pledge	7

ARTICLE V.

REMEDIES

Section 5.1	Certain Remedies	7
Section 5.2	Application of Proceeds	9
Section 5.3	Indemnity and Expenses	9

ARTICLE VI.

RELEASE OF COLLATERAL

Section 6.1	Generally	9
Section 6.2	Release Upon Disposition of Hedge Contract	10
Section 6.3	Release of Security Interest in Closed-End Vehicles Upon Disposition	10
Section 6.4	Release Following Discharge of Secured Obligations	11

Security Agreement

Table of Contents

(continued)

-ii-

THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of July 16, 2008 (this "Security Agreement"), between:

(A)	WORLD OMNI LT, a Delaware statutory trust ("WOLT"), as Borrower;

(B)	AL HOLDING CORP., a Delaware corporation ("ALHC"), as Closed-End Collateral Agent on behalf of each of the Secured Parties; and

(C)	THE OTHER SECURITY AGREEMENT CONSENTING PARTIES identified as such on the signature pages to this Security Agreement (each, a "Security Agreement Consenting Party" and, collectively, the "Security Agreement Consenting Parties").

BACKGROUND

1.	World Omni LT, an Alabama trust (the "Alabama Trust"), and certain of the Security Agreement Consenting Parties have entered into (1) the Existing Back-Up Security Agreement and (2) the Existing Security Agreement (each as defined in the Collateral Agency Agreement (as defined below)).

2.	Under the Existing Back-Up Security Agreement, the Alabama Trust pledged certain of its assets to secure (subject to the limitations and conditions set forth therein) the obligations of Auto Lease Finance L.P., a Delaware limited partnership ("ALF LP") under the Existing Warehouse Facilities (as defined in the Collateral Agency Agreement).

3.	As of the date of this Security Agreement, the Alabama Trust merged with and into WOLT, with WOLT surviving, pursuant to which WOLT, by operation of law (1) assumed all of the obligations of the Alabama Trust under the Existing Back-Up Security Agreement and the Existing Security Agreement and (2) acquired all of the assets of the Alabama Trust subject, to the extent provided by applicable law, to the security interest granted by the Alabama Trust under the Existing Back-Up Security Agreement.

4.	WOLT, as successor to the Alabama Trust, and the other parties to the Existing Back-Up Security Agreement and the Existing Security Agreement, now wish to amend and restate each such agreement, such amendments and restatements to be incorporated into a single document, this Amended and Restated Security Agreement, as set forth herein.

5.	Pursuant to the Borrower Novation Agreement (as defined in a Collateral Agency Agreement), effective as of the date of this Security Agreement, ALF LP has transferred to WOLT, by novation, all of ALF LP's rights and obligations, as the "Borrower" and otherwise, under and in connection with the Existing Warehouse Facilities (as defined in the Collateral Agency Agreement).

6.	The parties now wish to provide that WOLT will grant a security interest in certain of its assets to secure its obligations under the Existing Warehouse Facilities (as such facilities are to be amended and restated as of the date of this Security Agreement).

The Existing Back-Up Security Agreement and the Existing Security Agreement are now amended and restated in their entirety to read, collectively, as follows:

Security Agreement

ARTICLE I.

USAGE DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1       Usage Definitions and Incorporation By Reference.

Capitalized terms used but not otherwise defined in this Security Agreement have the meanings assigned to such terms under Appendix A to the Collateral Agency Agreement, dated as of July 16, 2008 (the "Collateral Agency Agreement"), among WOLT, as Borrower (the "Borrower"), ALHC, as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the other Secured Parties named therein. Appendix A to the Collateral Agency Agreement is hereby incorporated by reference into, and made applicable to, this Security Agreement. Appendix A to the Collateral Agency Agreement also contains rules of usage that are applicable to this Security Agreement.

ARTICLE II.

COLLATERAL

Section 2.1       Grant of Security Interest.

Effective as of the Closing Date, the Borrower (and, to the extent it is deemed to hold any interest in the Collateral, VT Inc.) hereby Grants to ALHC, for itself and as Closed-End Collateral Agent for the benefit of the Secured Parties, all of its rights, title and interest in, to and under the following property (in each case whether now owned or existing or hereafter acquired or arising) (collectively, the "Collateral"):

(a)          all Closed-End Units;

(b)          all Closed-End Collections on the Closed-End Units;

(c)          all Insurance Policies, to the extent covering or otherwise relating to the Closed-End Units;

(d)          all amounts received on any Closed-End Lease in respect of any Dealer Recourse Right;

(e)          the Lease Funding Account;

(f)          the Exchange Note Accounts;

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(g)          the Company Account (and, together with the Lease Funding Account, and the Exchange Note Accounts, the "Borrower Accounts");

(h)          all funds from time to time on deposit in the Borrower Accounts, together with all certificates and instruments, if any, from time to time evidencing such accounts, and funds on deposit and all investments made with such funds, all claims thereunder or in connection therewith, and all interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(i)          all Hedge Contracts (if any); and

(j)          all proceeds of the foregoing

; provided, however, that, "Collateral" shall not include any RV Adjustment Funds or Relinquished Vehicle Proceeds. Notwithstanding the foregoing proviso, however, the security interest granted pursuant to this Section 2.1, and the definition of "Collateral," shall include any Relinquished Vehicle Proceeds deposited into the Lease Funding Account, the Company Account or any Exchange Note Account, in each case in accordance with the terms of the Master Exchange Agreement.

Such security interest in the Collateral includes all of the rights, powers and options (but none of the obligations) of the Borrower and VT Inc., in, to and under the Collateral, including the immediate and continuing right to claim for, collect, receive and give receipt for payments in respect of the Collateral and all other monies payable under the Collateral, to give and receive options, to bring Proceedings in the name of the Borrower or otherwise, and generally to do and receive anything that the Borrower is or may be entitled to do or receive under the Collateral or with respect to the Collateral.

The security interest granted by each of WOLT and VT Inc. pursuant to this Section 2.1 shall be deemed to constitute both (1) an initial grant of a security interest in the Collateral and (2) an amendment and restatement of (and a continuation of) the security interest granted by such Person pursuant to the Existing Back-Up Security Agreement.

Section 2.2       Security for Secured Obligations.

The Grant pursuant to Section 2.1 is made to secure the following obligations of the Borrower (collectively, the "Secured Obligations" and each a "Secured Obligation"):

(i)	the payment of principal of, and interest on, (x) the Advances made from time to time pursuant to the Warehouse Facilities and (y) any Closed-End Exchange Notes;

(ii)	all indebtedness, obligations and liabilities, in each case of the Borrower, of every kind or nature, whether now or hereafter existing, for principal, interest, fees, expenses or otherwise, to any Person under or in connection with any Warehouse Facility or Closed-End Exchange Note (in each case to the extent not specified in clause (i) of this Section 2.2);

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(iii)	all amounts payable to any Closed-End EN Secured Party in accordance with the applicable Exchange Note Supplement (to the extent not specified in clause (i) of this Section 2.2);

(iv)	all obligations of the Borrower to the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Deal Agent under this Security Agreement, any other Collateral Document or the Collateral Agency Agreement; and

(v)	all obligations of the Borrower to the Closed-End Servicer under the Closed-End Servicing Agreement.

Section 2.3       Agreement to Perform.

The Closed-End Collateral Agent acknowledges such grant and agrees to perform the duties of the Closed-End Collateral Agent as are set forth in this Security Agreement and the Collateral Agency Agreement so that the interests of the Secured Parties may be adequately and effectively protected.

Section 2.4       Authorization to File.

Each of the Borrower and VT Inc. authorizes the Closed-End Collateral Agent and any law firm or other agent designated by the Closed-End Collateral Agent to file any Record or Records (as such term is defined in the applicable UCC), including financing statements or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as are necessary or advisable to perfect, and continue the perfection of, the security interest granted to the Closed-End Collateral Agent by it under this Security Agreement. Such financing statements may describe the Collateral in any manner as the Closed-End Collateral Agent may determine is necessary, advisable or prudent to ensure the perfection of the security interest granted to the Closed-End Collateral Agent under this Security Agreement (including as "all personal property and assets now owned or hereafter acquired and wherever located" or words to similar effect).

Section 2.5       Continuing Security Interest; Transfer of Notes.

This Security Agreement shall create a continuing security interest in the Collateral and shall:

(a)          remain in full force and effect until the later to occur of (i) the payment in full of all Secured Obligations and (ii) the termination of all Commitments (such later date, the "Final Release Date");

(b)          be binding upon the Borrower and its successors, transferees and assigns, and

(c)          inure, together with the rights and remedies of the Closed-End Collateral Agent under this Security Agreement, to the benefit of the Closed-End Collateral Agent and each other Secured Party.

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Section 2.6      Transfer of Secured Party Rights.

(a)          Without limiting Section 2.5(c), but subject to Section 2.6(b), below, any Warehouse Facility Lender may assign or otherwise transfer (each, a "Warehouse Facility Lender Transfer") all or a portion of any Warehouse Facility Note or Advance held by it (any of the foregoing, a "WFL Transferred Interest") to any other Person (any such other Person, a "Warehouse Facility Lender Transferee"). Upon the effectiveness of any such Warehouse Facility Lender Transfer, such Warehouse Facility Lender Transferee shall become vested with all the rights and benefits of the transferring Warehouse Facility Lender under the applicable Warehouse Facility and under the Collateral Document(s) (including this Security Agreement) that, in each case, may be associated with the applicable WFL Transferred Interest.

(b)          The rights of the Warehouse Facility Lenders and any Warehouse Facility Lender Transferees pursuant to Section 2.6(a) shall be subject to any provisions in the related Receivables Financing Agreement or any other Basic Document, or which otherwise are applicable to such Warehouse Facility or the applicable Warehouse Facility Lender, that have the effect of restricting or prohibiting the transfer or assignment of the applicable WFL Transferred Interest(s) in the manner contemplated under such Warehouse Facility Lender Transfer.

Section 2.7      Security Interest Absolute.

All rights of the Closed-End Collateral Agent and the security interests granted to the Closed-End Collateral Agent under this Security Agreement, and all obligations of the Borrower under this Security Agreement, shall be absolute and unconditional, irrespective of:

(a)          any lack of validity or enforceability of any Warehouse Facility, any Warehouse Facility Note, any Closed-End Exchange Note or any other Basic Document or Collateral Document;

(b)          the failure of any Secured Party:

(i)           to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person under provisions of the relevant Warehouse Facility, any Warehouse Facility Note, any Closed-End Exchange Note, any other Basic Document or otherwise, or

(ii)          to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

(c)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

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(d)          any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

(e)          any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Warehouse Facility, any Servicing Supplement, any Exchange Note Supplement, any Warehouse Facility Note, any Closed-End Exchange Note or any other Basic Document;

(f)          any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

(g)          any other circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Section 3.1      Basic Representations and Warranties of the Borrower.

The Borrower represents and warrants to each Secured Party as follows:

(a)          Ownership, No Liens, etc. The Borrower is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Closed-End Collateral Agent.

(b)          Valid Security Interest. The (i) filing of a financing statement reflecting the Borrower as debtor, and the Closed-End Collateral Agent as secured party, is effective to create a valid, perfected, first priority security interest in the Closed-End Leases, the other Filing Collateral and all proceeds thereof, and (ii) reflecting of the lien of the Closed-End Collateral Agent on the Certificate of Title for each Closed-End Vehicle, in compliance with the Applicable Law of the relevant State, is effective to create a first priority perfected security interest in the Closed-End Vehicles, in each case in favor of the Closed-End Collateral Agent to secure the Secured Obligations.

(c)          Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required for (i) the pledge by the Borrower of any Collateral pursuant to this Security Agreement, (ii) the execution, delivery, and performance of this Security Agreement or the other Collateral Documents by the

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Borrower or (iii) the exercise by the Closed-End Collateral Agent of any rights provided for in this Security Agreement.

ARTICLE IV.

COVENANTS

Section 4.1      Protect Collateral; Further Assurances, etc.

The Borrower will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Closed-End Collateral Agent under this Security Agreement). The Borrower will warrant and defend the right and title herein granted to the Closed-End Collateral Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Borrower agrees that at any time, and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Closed-End Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Closed-End Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

Section 4.2      Continuous Pledge.

Subject to ARTICLE VI, the Borrower will, at all times, keep the Collateral pledged to the Closed-End Collateral Agent pursuant to this Security Agreement.

ARTICLE V.

REMEDIES

Section 5.1      Certain Remedies.

If any Warehouse Facility Termination Event or Facility Default shall have occurred and be continuing then, subject to the applicable terms of the Intercreditor Agreement and the Collateral Agency Agreement:

(a)          The Closed-End Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof at public or private sale, at any of the Closed-End Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Closed-End Collateral Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least twenty days' prior notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Closed-End Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Closed-End Collateral Agent may adjourn any public or private sale from time to time by

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announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          The Closed-End Collateral Agent may (and shall, at the direction of the Deal Agent, given in accordance with the Collateral Agency Agreement):

(i)           transfer all or any part of the Collateral into the name of the Closed-End Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

(ii)          enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(iii)         endorse any checks, drafts, or other writings in the Borrower's name to allow collection of the Collateral;

(iv)         take control of any proceeds of the Collateral; and

(v)          execute (in the name, place and stead of the Borrower) endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(c)          The Closed-End Collateral Agent shall give notice to (1) the Company Account Bank (with copies to the Borrower and the Closed-End Servicer), as provided in the Company Account Agreement, of the exercise by the Closed-End Collateral Agent (for the benefit of the Secured Parties) of exclusive dominion and control over the Company Account or (2) the Lease Funding Account Bank (with copies to the Borrower and the Closed-End Servicer), as provided in the Lease Funding Account Agreement, of the exercise by the Closed-End Collateral Agent (for the benefit of the Secured Parties) of exclusive dominion and control over the Company Account. Following its receipt of a notice of the type described in the immediately preceding sentence with respect to the Company Account or the Lease Funding Account, the Borrower shall comply with the terms of the Company Account Agreement or the Lease Funding Account Agreement, as the case may be, applicable under such circumstances, and shall take any further action that the Closed-End Collateral Agent, the Closed-End Administrative Agent or the Deal Agent may reasonably request to enable the Closed-End Collateral Agent to exercise control over such account in the manner provided in the Company Account Agreement or the Lease Funding Account Agreement, as the case may be. The Borrower shall not terminate the Company Account Bank or the Lease Funding Account Bank, make any change in its instructions regarding payments to be made by the Company Account Bank or the Lease Funding Account Bank, unless the Closed-End Collateral Agent and the Deal Agent shall have received duly executed counterparts of a new Company Account Agreement or the Lease Funding Account Agreement, as the case may be, and copies of such instructions and previously shall have consented in writing to such termination or change (which, in the case of any

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such termination, shall not be unreasonably withheld, conditioned or delayed by the Closed-End Collateral Agent) or the Deal Agent.

Section 5.2      Application of Proceeds.

All cash proceeds received by the Closed-End Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following and during the continuation of a Warehouse Facility Termination Event or an Exchange Note Default shall be applied by the Administrative Agent in the manner set forth in Article X, and in the other applicable provisions, of the Collateral Agency Agreement. Closed-End Collateral Agent against, all or any part of the Secured Obligations in the order of priority set forth therein.

Section 5.3      Indemnity and Expenses.

The Borrower hereby indemnifies and holds harmless the Closed-End Collateral Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses, or liabilities resulting from the Closed-End Collateral Agent's gross negligence or willful misconduct. Upon demand, the Borrower will pay to the Closed-End Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Closed-End Collateral Agent may incur in connection with:

(a)          the administration of this Security Agreement and each other Collateral Document (if any);

(b)          the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

(c)          the exercise or enforcement of any of the rights of the Closed-End Collateral Agent under this Security Agreement; or

(d)          the failure by the Borrower to perform or observe any of the provisions of this Security Agreement.

ARTICLE VI.

RELEASE OF COLLATERAL

Section 6.1      Generally.

When required by this Security Agreement or the Collateral Agency Agreement, the Closed-End Collateral Agent will execute instruments to release property from the security interest granted pursuant to Section 2.1, or convey the Closed-End Collateral Agent's interest in the same, in a

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manner and under circumstances provided in this Security Agreement or in the Collateral Agency Agreement. The Closed-End Collateral Agent will release property from the security interest granted pursuant to Section 2.1 only pursuant to and in accordance with this Security Agreement, the Collateral Agency Agreement, any other Collateral Documents and the other Basic Documents.

Section 6.2      Release Upon Disposition of Hedge Contract.

(a)          From time to time, the Borrower may request the release of the Closed-End Collateral Agent's security interest in any Hedge Contract by delivering to the Closed-End Collateral Agent and each Secured Party a notice (each, a "Notice of Hedge Agreement Release"), which Notice of Hedge Agreement Release shall state that the Borrower plans to sell or otherwise dispose of such Hedge Contract and that no Warehouse Facility Termination Event, Unmatured Warehouse Facility Termination Event or Facility Default shall have occurred and be continuing or result from such sale or disposition.

(b)          So long as no Warehouse Facility Termination Event, Unmatured Warehouse Facility Termination Event or Facility Default shall have occurred and be continuing or result from such sale or disposition, the Closed-End Collateral Agent shall, within three (3) Business Days of receipt of the Notice of Hedge Agreement Release, execute and deliver to the Borrower such documents (including, without limitation, UCC partial releases) as shall be necessary to release the Hedge Contract specified in the Notice of Hedge Agreement Release from the liens or security interest created by this Security Agreement, which documents shall be prepared by, or at the expense of, the Borrower (or the Closed-End Servicer, on behalf of the Borrower) but shall be in form and substance reasonably satisfactory to the Closed-End Collateral Agent.

(c)          When the release of any Hedge Contract is effective in accordance with Section 6.2(b), all right, title and interest of the Closed-End Collateral Agent in, to and under such Hedge Contract shall terminate and shall revert to the Borrower, its successors and assigns, and the right, title and interest of the Closed-End Collateral Agent therein shall thereupon cease, terminate and become void; and, upon the request of, at the expense of, the Borrower, the Closed-End Collateral Agent shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Borrower or its designee, all property, including all moneys, instruments and securities, of the Borrower then held by the Closed-End Collateral Agent with respect to such Hedge Contract.

Section 6.3      Release of Security Interest in Closed-End Vehicles Upon Disposition.

Notwithstanding Section 2.1 or any other provision of this Security Agreement to the contrary, with respect to each Closed-End Vehicle that constitutes a Relinquished Vehicle, the Closed-End Collateral Agent hereby releases, effective on the Effective Date (as defined in the Master Exchange Agreement), if any, with respect to such Closed-End Vehicle, any and all liens, security interests and/or other rights and interests it possesses or may possess from time to time in (x) the proceeds of such Relinquished Vehicle and (y) any Disposition Contracts relating to such Relinquished Vehicle (the "Released Collateral" with respect to any Closed-End Vehicle). If the Effective Date is also the date of the sale of the related Closed-End Vehicle by the Titling Trust, then the foregoing release shall be deemed to occur simultaneously with such sale. The foregoing release shall cease to apply at such time as any such Relinquished Vehicle Proceeds have been deposited into the Lease Funding Account, the Company

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Account or any Exchange Note Account, in each case in accordance with the Master Exchange Agreement.

Section 6.4      Release Following Discharge of Secured Obligations.

On the Final Release Date, (i) the security interest granted under this Security Agreement shall terminate and all rights in, to and under the Collateral shall revert to the Borrower and (ii) the Closed-End Collateral Agent shall release to the Borrower or any other Person entitled thereto all funds on deposit in any Exchange Note Collection Account.

Section 6.5      Further Assurances.

Upon the request of the Borrower in connection with any release of Collateral, or termination of all or part of the security interest granted pursuant to this Security Agreement, in each case pursuant to this ARTICLE VI, the Closed-End Collateral Agent shall authorize, execute (to the extent applicable) and deliver to the Borrower (i) any termination statements for filing under the provisions of the UCC of any applicable jurisdiction, (ii) any certificates or instruments held by the Closed-End Collateral Agent and representing the Collateral and (iii) such documents as the Borrower shall reasonably request to evidence such release or termination, in each case without any representation or warranty of any kind to the Borrower.

Section 6.6      Funds Held in Trust.

The Closed-End Collateral Agent agrees that any monies received by it in respect of the Released Collateral in its capacity as Closed-End Collateral Agent shall be held in trust for and promptly paid to or at the direction of the Qualified Intermediary. In the event that the Qualified Intermediary is removed or replaced in such capacity under the Master Exchange Agreement, World Omni and ALF LLC shall provide prompt written notice to the Closed-End Collateral Agent and the Deal Agent.

ARTICLE VII.

LIMITATIONS ON CLAIMS

Section 7.1      No Petition.

The Closed-End Collateral Agent, by entering into this Security Agreement, the Deal Agent, each Warehouse Facility Agent, each Warehouse Facility Lender, each Liquidity Agent, by accepting (directly or indirectly) the benefits of this Security Agreement, and each Exchange Noteholder, by taking delivery of a Closed-End Exchange Note, covenants and agrees that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all Secured Obligations and all other Trust-Related Obligations (as defined in the Titling Trust Agreement), it will not institute against the Borrower or the Initial Beneficiary, or join in any institution against the Borrower or the Initial Beneficiary of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law in connection with any Secured Obligations, or any other obligations relating to this Security Agreement, the Collateral Agency Agreement or any other Basic Document.

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Section 7.2      Incorporation of Certain Terms of the Collateral Agency Agreement.

It is acknowledged, for avoidance of doubt, that Article IV and Section 10.7 of the Collateral Agency Agreement are applicable to this Security Agreement. Such provisions (i) are hereby incorporated by reference into this Security Agreement to the extent that such provisions by their terms apply to the rights and duties of the parties set forth in, and/or the other matters addressed in, this Security Agreement and (ii) to such extent, shall apply to this Security Agreement in the same manner as though set forth herein. Without limiting the immediately preceding sentence, it is acknowledged and agreed that the Closed-End Collateral Agent has the benefit of Section 4.3, Section 4.4 and Section 4.5, in each case of the Collateral Agency Agreement, with respect to the rights and duties of the Closed-End Collateral Agent under this Security Agreement).

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.1      Collateral Agency Agreement.

This Security Agreement shall be construed, administered and applied in accordance with the terms and provisions of the Collateral Agency Agreement. To the extent of any inconsistency between the Collateral Agency Agreement and this Security Agreement, the provisions of the Collateral Agency Agreement shall prevail.

Section 8.2      Amendments, etc.

No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Closed-End Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. The Closed-End Collateral Agent shall not agree to any such amendment, or grant any such waiver or consent, except in accordance with the Collateral Agency Agreement.

Section 8.3      Protection of Collateral.

The Closed-End Collateral Agent may from time to time, at its option, perform any act that the Borrower agrees hereunder to perform and that the Borrower shall fail to perform after being requested in writing, after five Business Days' notice, to so perform (it being understood that no such request need be given after the occurrence and during the continuance of Warehouse Facility Termination Event or a Facility Default), and the Closed-End Collateral Agent may from time to time take any other action that the Closed-End Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

Section 8.4      Notices.

Any and all notices and other communications provided for under this Security Agreement shall, unless otherwise stated herein, be delivered in accordance with, and shall be deemed

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delivered in accordance with, the Notice Requirements, which are hereby incorporated into this Security Agreement.

Section 8.5      Section Captions.

Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

Section 8.6      Severability.

Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

Section 8.7      Governing Law; Submission to Jurisdiction.

THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE PARTIES HERETO HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 8.8      Entire Agreement.

This Security Agreement, taken together with Collateral Agency Agreement, the other Collateral Document(s) (if any) and the other Basic Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Section 8.9      Limitation of Recourse to Titling Trustee.

It is expressly understood and agreed by the parties to this Security Agreement that (a) this Security Agreement is executed and delivered by VT Inc., not individually or personally but solely as Titling Trustee with respect to the Borrower, in the exercise of the powers and authority conferred and vested in it under the Titling Trust Agreement and otherwise, (b) each of the representations, undertakings

13	Security Agreement

and agreements herein made on the part of the Borrower are made and intended not as personal representations, undertakings and agreements by VT Inc. (or by U.S. Bank), but are made and intended for the purpose of binding only World Omni LT, as Borrower, (c) nothing contained in this Agreement shall be construed as creating any liability on the part of VT Inc. or U.S. Bank, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties to this Agreement and (d) under no circumstances shall VT Inc. or U.S. Bank be personally liable for the payment of any indebtedness or expenses of World Omni LT, as Borrower or otherwise, under this Security Agreement, any other Basic Document or any other related document.

[SIGNATURE PAGES FOLLOW]

14	Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

WORLD OMNI LT, as the Borrower

By:	VT Inc., solely in its capacity as Titling Trustee

By:	/s/ Patricia M. Child
Name: Patricia M. Child
Title: President

[Signature Pages to Security Agreement—Page 1 of 20]	Security Agreement

AL HOLDING CORP., as Closed-End Collateral Agent

By:	/s/ Philip A. Martone
Name: Philip A. Martone
Title: Vice President

[Signature Pages to Security Agreement—Page 2 of 20]	Security Agreement

EACH OF THE FOLLOWING PERSONS AS A
SECURITY AGREEMENT CONSENTING PARTY:

WORLD OMNI FINANCIAL CORP.

	By:	/s/ Ben Miller
Name: Ben Miller
Title: Assistant Treasurer

[Signature Pages to Security Agreement—Page 3 of 20]	Security Agreement

AUTO LEASE FINANCE LLC

By:	/s/ Ben Miller
Name: Ben Miller
Title: Assistant Treasurer

[Signature Pages to Security Agreement—Page 4 of 20]	Security Agreement

[Reserved]

[Signature Pages to Security Agreement—Page 5 of 20]	Security Agreement

BANK OF AMERICA, N.A.

By:	/s/ Willem Van Beek
Name: Willem Van Beek
Title: Principal

[Signature Pages to Security Agreement—Page 6 of 20]	Security Agreement

LIBERTY STREET FUNDING LLC

By:	/s/ Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President

[Signature Pages to Security Agreement—Page 7 of 20]	Security Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:	/s/ Ichinari Matsui
Name: Ichinari Matsui
Title: SVP & Group Head

[Signature Pages to Security Agreement—Page 8 of 20]	Security Agreement

GOTHAM FUNDING CORPORATION

By:	/s/ R. Douglas Donaldson
Name: R. Douglas Donaldson
Title: Treasurer

[Signature Pages to Security Agreement—Page 9 of 20]	Security Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Norman Last
Name: Norman Last
Title: Managing Director

[Signature Pages to Security Agreement—Page 10 of 20]	Security Agreement

CREDIT SUISSE, NEW YORK BRANCH

By:	/s/ Alex Smith
Name: Alex Smith
Title: Vice President

By:	/s/ Mark Golombeck
Name: Mark Golombeck
Title: Director

[Signature Pages to Security Agreement—Page 11 of 20]	Security Agreement

SUNTRUST BANK

By:	/s/ Robert Maddox
Name: Robert Maddox
Title: Director

[Signature Pages to Security Agreement—Page 12 of 20]	Security Agreement

SUNTRUST ROBINSON HUMPHREY, INC.

By:	/s/ Michael G. Maza
Name: Michael G. Maza
Title: Managing Director

[Signature Pages to Security Agreement—Page 13 of 20]	Security Agreement

RANGER FUNDING COMPANY LLC

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

[Signature Pages to Security Agreement—Page 14 of 20]	Security Agreement

ENTERPRISE FUNDING COMPANY LLC

By:	/s/ Kevin P. Burns
Name: Kevin P. Burns
Title: Vice President

[Signature Pages to Security Agreement—Page 15 of 20]	Security Agreement

ALPINE SECURITIZATION CORP.

By:	/s/ Mark Lengel
Name: Mark Lengel
Title: Attorney-In-Fact

By:	/s/ Joseph Soave
Name: Joseph Soave
Title: Attorney-In-Fact

[Signature Pages to Security Agreement—Page 16 of 20]	Security Agreement

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

[Signature Pages to Security Agreement—Page 17 of 20]	Security Agreement

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Andrew W. Riebe
Name: Andrew W. Riebe
Title: Director

[Signature Pages to Security Agreement—Page 18 of 20]	Security Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Leah W. Miller
Name: Leah W. Miller
Title: Managing Director

[Signature Pages to Security Agreement—Page 19 of 20]	Security Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC

By:	WACHOVIA CAPITAL MARKETS, LLC as Attorney In Fact

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director
[Signature Pages to Security Agreement—Page 20 of 20]	Security Agreement